UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2010

KB HOME
 (Exact name of registrant as specified in its charter)

Delaware	1-9195	95-3666267
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10990 Wilshire Boulevard, Los Angeles, California	90024
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 231-4000

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02.	Unregistered Sales of Equity Securities

On August 13, 2010, KB Home (the “Company”) consummated an exchange offer (the “Exchange Offer”) pursuant to which eligible employees of the Company had the opportunity to exchange their outstanding cash-settled stock appreciation rights granted on October 2, 2008 and January 22, 2009 (the “SARs”) for non-qualified options to purchase shares of KB Home common stock (the “Options”) granted under the Company’s 2010 Equity Incentive Plan. Each Option granted in exchange for a SAR has an exercise price equal to the SAR’s exercise price (i.e., $19.90 or $11.25 per share) and the same number of underlying shares, vesting schedule and expiration date as each such SAR. The Exchange Offer did not include a re-pricing or any other changes impacting the value to the employees. The Company conducted the Exchange Offer in an effort to reduce the overall degree of variability in the expense recorded for employee equity-based compensation by replacing the SARs, which require variable accounting treatment, with the Options, which do not.

Pursuant to the Exchange Offer, 19 eligible employees returned to the Company a total of 1,116,030 SARs, and those SARs were cancelled on August 13, 2010 in exchange for corresponding grants of Options to those employees to purchase an aggregate of 1,073,737 shares of KB Home common stock at $19.90 per share and one grant of Options to purchase 42,293 shares of KB Home common stock at $11.25 per share. Approximately 90% of the SARs eligible for exchange were actually exchanged and canceled in the Exchange Offer, with the balance of such SARs being held by departing employees.

The exchange of the SARs for the Options was exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 3(a)(9) thereof. Each employee eligible to participate in the Exchange Offer constituted an existing security holder. No commission or other remuneration was paid or given directly or indirectly for soliciting such exchange.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) On August 13, 2010, pursuant to and as part of the Exchange Offer described in Item 3.02 above, Options were granted to the named executive officers identified below in exchange for an equal number of their SARs. Each Option granted to the named executive officers identified below will expire on October 2, 2018 and will continue to vest in three equal annual installments that commenced on the first anniversary of the date on which the corresponding SAR was originally granted.

The description of the Options set forth in this report is qualified by reference to the form of the award agreement, which is incorporated by reference as an exhibit to this Current Report on Form 8-K.

The named executive officers who were granted Options as part of the Exchange Offer received Options in the following amounts:

Officer	Number of Options

Jeffrey T. Mezger	397,818

William R. Hollinger	79,564

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

10.58	Form of Stock Option Award Agreement under the KB Home 2010 Equity Incentive Plan, filed as an exhibit to the Company’s Current Report on Form 8-K dated July 20, 2010, is incorporated by reference herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 17, 2010

KB Home
By:	/s/ THOMAS F. NORTON

Thomas F. Norton
Senior Vice President, Human Resources

EXHIBIT INDEX

Exhibit No.	Description

10.58	Form of Stock Option Award Agreement under the KB Home 2010 Equity Incentive Plan, filed as an exhibit to the Company’s Current Report on Form 8-K dated July 20, 2010, is incorporated by reference herein.